Exhibit 99.2

3Q 2013 Stockholder Supplement November 6, 2013

This presentation, other written or oral communications and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) that may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "anticipate," "continue," or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities for purchase; the availability of financing and, if available, the terms of any financings; changes in the market value of our assets; changes in business conditions and the general economy; our ability to integrate and grow the commercial mortgage business; our ability to consummate any contemplated investment opportunities; risks associated with the businesses of our subsidiaries, including the investment advisory business of our wholly-owned subsidiary, including the removal by clients of assets managed, its regulatory requirements, and competition in the investment advisory business; risks associated with the broker-dealer business of our wholly-owned subsidiary; changes in government regulations affecting our business; our ability to maintain our qualification as a REIT for federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. Safe Harbor Notice

(1)Core earnings exclude net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, and realized gains (losses) on termination of interest rate swaps (2)Leverage includes non-recourse loan participation and mortgages payable. (3)Total stockholders’ equity divided by total assets. (4)Total stockholders’ equity divided by total assets less the net balances of U.S. Treasury securities and U.S. Treasury securities sold, not yet purchased, reverse repurchase agreements and repurchase agreements, and securities borrowed and securities loaned. (5)Includes Investment Securities, U.S. Treasury Securities, securities loaned, commercial real estate debt and preferred equity, reverse repurchase agreements and cash and cash equivalents. (6)Investment Securities include Agency mortgage-backed securities, Agency debentures and corporate debt. (7)Does not include $23.3 million of Real Estate Held-for-Sale at September 30, 2013. (8)Based on GAAP net income, excluding depreciation and amortization expense, utilizing average net equity for the quarter ended September 30, 2013. 3Q13 Financial Overview GAAP net income of $192.5 million, or $0.18 per average common share, generating an annualized GAAP return on average equity of 5.87% Core earnings(1) of $282.3 million, or $0.28 per average common share, generating an annualized core return on average equity of 8.62% Declared a $0.35 dividend per common share Common stock book value per share of $12.70 End of period total debt to equity of 5.4x(2) End of period capital ratio of 13.9%(3) and net capital ratio of 14.8%(4) Weighted average days to maturity on interest-bearing liabilities of 204 days ▪Annualized yield on average interest-earning assets(5) of 2.82% and annualized interest rate spread of 1.01% during the quarter ▪End of period Investment Securities(6) of $83.1 billion ▪End of period commercial real estate debt and preferred equity of $1.2 billion with a weighted-average yield of 9.70% at quarter end ▪End of period commercial real estate held for investment of $37.2 million(7) with a net equity yield of 14.13%(8) Income Statement Balance Sheet Portfolio Unaudited

(1)Includes Agency mortgage-backed securities, Agency debentures and corporate debt. (2)Leverage includes non-recourse loan participation and mortgages payable. Strategy Overview Expected levered return on equity of 13% to 16% on purchase of Agency mortgage-backed securities (“Agency MBS”) in current market environment Expected unlevered return on equity of 7.50% to 11.00% on new commercial real estate investments To-be-announced (“TBA”) dollar rolls remain attractive due to QE Maintain conservative leverage profile (5.4x(2) at end of 3Q13) which will result in increasing notional amount of interest rate swaps as a percentage of Investment Securities(1) Utilize derivatives to hedge against spikes in volatility, higher interest rates and Agency MBS-spread widening Portfolio Positioning Market Opportunities Liability and Interest Rate Management Manage Agency portfolio to mitigate against potential tapering of Federal Reserve’s Quantitative Easing (“QE”) by continuing to shift position into lower duration assets Disposed of $44.9 billion of Investment Securities(1) through 3Q13 year-to-date resulting in realized gains of $374.4 million Commercial investment portfolio grew 28% during the quarter and now represents 11% of stockholders’ equity Unaudited

Last Four Quarters Financial Performance

Unaudited

Core EPS[1]


$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.32
$0.29
$0.29
$0.28
4Q12
1Q13
2Q13
3Q13

Annualized Core Return on Equity


16.00%
12.00%
8.00%
4.00%
0.00%
8.12%
7.59%
8.24%
8.62%
4Q12
1Q13
2Q13
3Q13

Annualized Yield on Average Interest-Earning Assets[2]


4.00%
3.00%
2.00%
1.00%
0.00%
2.45%
2.37%
2.51%
2.82%
4Q12
1Q13
2Q13
3Q13

Capital Ratio[3]


20.0%
15.0%
10.0%
5.0%
11.9%
12.2%
12.9%
13.9%
4Q12
1Q13
2Q13
3Q13

(1) Core earnings exclude net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, realized gains (losses) on termination of interest rate swaps, net loss on extinguishment of the 4% Convertible Senior Notes, impairment of goodwill and loss on previously held equity interest in CreXus Investment Corp.
(2) Includes Investment Securities, U.S. Treasury Securities, securities loaned, commercial real estate debt and preferred equity, reverse repurchase agreements and cash and cash equivalents.
(3) Total stockholders' equity divided by total assets.

4

Unaudited, numbers in thousands except per share amounts Summary Balance Sheet and Applicable Information (1) Includes Agency mortgage-backed securities, Agency debentures and corporate debt. (2)Includes common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit. (3)Leverage includes non-recourse loan participation and mortgages payable. (4)Total stockholders’ equity divided by total assets. (5)Total stockholders’ equity divided by total assets less the net balances of U.S. Treasury securities and U.S. Treasury securities sold, not yet purchased, reverse repurchase agreements and repurchase agreements, and securities borrowed and securities loaned. For the quarters ended September 30, June 30, September 30, 2013 2013 2012 Agency mortgage-backed securities and debentures $83,031,687 $95,793,791 $132,533,252 Commercial real estate investments 1,287,606 1,005,560 - Corporate debt held 75,988 61,682 64,928 Total Investment Securities(1) and commercial real estate investments $84,395,281 $96,861,033 $132,598,180 Total assets $93,433,157 $102,468,584 $141,576,600 Repurchase agreements $69,211,309 $81,397,335 $101,033,146 Convertible Senior Notes 824,512 824,229 999,749 Mortgages payable 19,346 19,361 - Participation sold 14,164 14,324 - Total debt $70,069,331 $82,255,249 $102,032,895 Total liabilities $80,487,433 $89,205,280 $124,485,937 Cumulative redeemable preferred stock $913,059 $913,059 $913,059 Common equity(2) 12,032,665 12,350,245 16,177,604 Total stockholders' equity $12,945,724 $13,263,304 $17,090,663 Total debt to total stockholders' equity(3) 5.4x 6.2x 6.0x Capital ratio(4) 13.9% 12.9% 12.1% Net capital ratio(5) 14.8% 13.3% 12.4% Common stock book value per share $12.70 $13.03 $16.60 Total common stock shares outstanding 947,305 947,483 974,800

Summary Income Statement and Applicable Information

Unaudited, dollars in thousands except per share amounts

	For the quarters ended		
	September 30, 2013	June 30, 2013	September 30, 2012
Total interest income	$697,160	$712,936	$761,265
Total economic interest expense[(1)]	373,385	376,982	406,165
Economic net interest income[(1)]	$323,775	$335,954	$355,100
GAAP net income (loss)	$192,458	$1,638,213	$224,758
GAAP net income (loss) available (related) to common shareholders	174,466	1,620,221	215,391
GAAP earnings per common share	$0.18	$1.71	$0.22
Core earnings (loss)[(2)]	$282,292	$294,158	$306,306
Core earnings (loss) available (related) to common shareholders[(2)]	264,300	276,166	296,939
Core earnings per common share[(2)]	$0.28	$0.29	$0.30
Dividends declared per common share	$0.35	$0.40	$0.50
Annualized GAAP return on average equity	5.87%	45.87%	5.39%
Annualized core return on average equity[(2)]	8.62%	8.24%	7.34%
Annualized core return on average equity[(2)] per unit of leverage	1.59%	1.33%	1.23%
Annualized yield on average interest-earning assets	2.82%	2.51%	2.54%
Annualized cost of funds on average interest-bearing liabilities	1.81%	1.53%	1.52%
Annualized interest rate spread	1.01%	0.98%	1.02%
Weighted average three-month constant prepayment rate (CPR)	13%	16%	20%

(1) Includes realized gains (losses) on interest rate swaps.
(2) Core earnings exclude net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, realized gains (losses) on termination of interest rate swaps, net loss on extinguishment of the 4% Convertible Senior Notes, impairment of goodwill and loss on previously held equity interest in CreXus Investment Corp.

6

Unaudited, dollars in thousands Components of Economic Net Interest Income (1)Includes Agency mortgage-backed securities, Agency debentures and corporate debt. (2)Includes realized gains (losses) on interest rate swaps. (3)Interest expense related to the Company’s interest rate swaps is recorded in Realized gains (losses) on interest rate swaps on the Consolidated Statements of Comprehensive Income (Loss). For the quarters ended September 30, June 30, September 30, 2013 2013 2012 Interest income: Investment securities(1) $659,058 $686,577 $751,739 U.S. Treasury securities 7,718 7,242 4,588 Securities loaned 1,787 2,302 2,581 Commercial real estate investments 26,066 13,906 - Reverse repurchase agreements 2,461 2,775 2,225 Other 70 134 132 Total interest income $697,160 $712,936 $761,265 Economic interest expense(2): Repurchase agreements $120,123 $141,945 $158,150 Realized losses on interest rate swaps(3) 227,909 212,727 224,272 Convertible Senior Notes 17,092 16,364 18,026 U.S. Treasury Securities sold, not yet purchased 6,688 4,075 3,739 Securities borrowed 1,405 1,737 1,978 Participation sold 168 134 0 Total economic interest expense(2) $373,385 $376,982 $406,165 Economic net interest income(2) $323,775 $335,954 $355,100

Change in Annualized Interest Rate Spread

Unaudited



Change from 2Q13 to 3Q13
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
0.98%
0.32%
(0.01%)
(0.28%)
1.01%
2Q13 Annualized interest rate spread
Net amortization of premiums and accretion of discounts
Coupon on average interest-earning assets
Cost of funds on average interest-bearing liabilities(1)
3Q13 Annualized interest rate spread

Note: Graph shows relative changes in contribution from 2Q13 to 3Q13. For example, net amortization of premiums and accretion of discounts increased annualized interest rate spread by 0.32% more in 3Q13 versus 2Q13.
(1) Includes realized gains (losses) on interest rate swaps.

8

Reconciliation to Core Earnings

Unaudited, dollars in thousands

Reconciliation of 3Q13 GAAP Net Income to Core Earnings(1)



$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
$192,458
$96,022
$36,658
$7,099
($6,343)
($43,602)
$282,292
GAAP net income
Net gains / losses on trading assets
Realized gains / losses on termination of interest rate swaps
Net unrealized gains / losses on IO Agency MBS
Unrealized gains / losses on interest rate swaps
Net gains / losses on disposal of investments
Core earnings

(1) Core earnings exclude net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, and realized gains (losses) on termination of interest rate swaps.

9

Change in Annualized GAAP Return on Average Equity

Unaudited



Change from 2Q13 to 3Q13
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
45.87%
2.80%
0.98%
(0.84%)
(1.48%)
(10.60%)
(30.86%)
5.87%
2Q13 GAAP ROE
Net amortization of premiums and accretion of discounts
Other(1)
Economic interest expense(2)
Coupon income
Realized / unrealized gains / losses on inv. and trading assets
Unrealized gains / losses on interest rate swaps
3Q13 GAAP ROE

Note: Graph shows relative changes in contribution from 2Q13 to 3Q13. For example, unrealized gains/losses on interest rate swaps decreased annualized ROE by 30.86% more in 3Q13 versus 2Q13.
(1) Other includes investment advisory income, dividend income from affiliates, other income (loss), realized gains (losses) on termination of interest rate swaps, general and administrative expenses, and income taxes.
(2) Includes realized gains (losses) on interest rate swaps.

10

Unaudited Change in Annualized Core Return on Average Equity Change from 2Q13 to 3Q13 Note: Graph shows relative changes in contribution from 2Q13 to 3Q13. For example, economic interest expense decreased annualized core ROE by 0.84% more in 3Q13 versus 2Q13. (1) Includes realized gains (losses) on interest rate swaps. (2) Other includes investment advisory income, dividend income from affiliates, other income (loss), general and administrative expenses, and income taxes. 2.80% (0.10% ) 8.24% 0.00%3.00%6.00%9.00%12.00%2Q13CoreROENetamortizationof premiums and accretion of discountsOther(2)Economicinterestexpense(1)Couponincome3Q13CoreROE (0.84%) (1.48%) 8.62%

Unaudited, dollars in thousands Agency MBS Portfolio Net Premium and Discount Balance and Constant Prepayment Rate $5,453,012 $5,833,988 $5,367,186 $5,352,223 $4,724,045 20% 19% 18% 16% 13% 31.91% 36.64% 35.07% 40.35% 36.49% 0%10%20%30%40%50%60%$0$1,000,000$2,000,000$3,000,000$4,000,000$5,000,000$6,000,000$7,000,0003Q124Q121Q132Q133Q13Net premium and discount balance Weighted average three-month constant prepayment rate Net premium and discount balance as % of stockholders' equity

Unaudited Interest Rate and Liability Management Note: Interest rates do not take into consideration outstanding Convertible Senior Notes, loan participations or mortgages payable. 220 197 202 196 204 0.61% 0.63% 0.59% 0.64% 0.63% 1.96% 1.97% 1.85% 1.83% 1.85% 1001201401601802002202400.25%0.75%1.25%1.75%2.25%2.75%3.25%3Q124Q121Q132Q133Q13Weighted average days to maturity on interest-bearing liabilities Weighted average rate on repurchase agreements Weighted average net rate on interest rate swaps

Hedges and Liabilities as of September 30, 2013 Unaudited, dollars in thousands (1) Of the total repurchase agreements, approximately 14% have a remaining maturity over one year. Interest Rate Swaps Current Weighted Avg. Weighted Avg. Weighted Avg. Maturity Notional Pay Rate Receive Rate Years to Maturity 0 - <3 years $24,208,000 1.83% 0.20% 2.19 >=3 - <6 years 11,427,340 1.84% 0.21% 4.30 >= 6 - <10 years 13,327,250 2.31% 0.25% 7.54 Greater than 10 years 3,190,000 3.66% 0.20% 21.03 Total / Weighted Avg. $52,152,590 2.06% 0.21% 5.17 Interest Rate Swaptions Weighted-Avg. Weighted-Avg. Weighted Avg. Weighted Avg. Current Underlying Underlying Underlying Underlying Months to Notional Pay Rate Receive Rate Years to Maturity Expiration $6,800,000 3.02% 3-Month LIBOR 9.02 3.42 Repurchase Agreements Principal Weighted Avg. Maturity Balance Rate Within 30 days $23,998,951 0.35% 30 to 59 days 13,302,830 0.42% 60 to 89 days 5,722,493 0.43% 90 to 119 days 8,030,625 0.27% Over 120 days(1) 18,156,410 1.36% Total / Weighted Avg. $69,211,309 0.63%

Agency MBS and Debentures Overview as of September 30, 2013

Unaudited, dollars in thousands

Agency Fixed-Rate Securities

Weighted Avg. Years to Maturity	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Subject to HARP	Weighted Avg. 3-Month CPR	Estimated Fair Value
<=15 years	$6,078,010	9.1%	3.26%	103.5%	104.3%	3.0%	6.0%	$6,341,659
20 years	7,193,653	10.8%	3.58%	104.5%	103.4%	0.1%	14.0%	7,437,068
>=30 years	53,291,541	79.6%	3.88%	105.7%	103.3%	6.1%	12.9%	55,045,429
Callables	340,798	0.5%	2.65%	99.4%	90.0%	0.0%	0.0%	306,853
Total/Weighted Avg.(1)	$66,904,002	100.0%	3.79%	105.3%	103.3%	5.2%	12.4%	$69,131,009

Agency Adjustable-Rate Securities

Weighted Avg. Months to Reset	Current Face Value	%	Weighted Avg. Coupon	Weighted Avg. Amortized Cost	Weighted Avg. Fair Value	Subject to HARP	Weighted Avg. 3-Month CPR	Estimated Fair Value
0 - 24 months	$2,612,078	37.1%	2.95%	100.4%	104.6%	90.6%	19.5%	$2,731,821
25 - 40 months	215,449	3.1%	5.21%	101.3%	106.8%	60.7%	39.8%	229,763
41 - 60 months	305,439	4.3%	5.32%	100.8%	106.9%	76.1%	36.3%	326,062
61 - 90 months	319,841	4.5%	3.92%	102.7%	105.3%	0.0%	31.9%	336,871
>90 months	559,924	8.0%	3.32%	102.6%	102.8%	0.0%	10.7%	575,848
Step-Ups	3,019,950	43.0%	2.23%	99.9%	93.4%	0.0%	0.0%	2,822,000
Total/Weighted Avg.(1)	$7,032,681	100.0%	2.89%	100.5%	99.8%	68.0%	21.6%	$7,022,365

(1) Weighted averages for percentages subject to HARP and three-month CPR exclude Callables and Step-up securities.

15

Unaudited, dollars in thousands Agency MBS and Debentures Overview as of September 30, 2013 (cont’d) Agency Fixed-Rate and Floating-Rate Collateralized Mortgage-Backed Obligations Current Weighted Avg. Weighted Avg. Weighted Avg. Subject to Weighted Avg. Estimated Type Face Value % Coupon Amortized Cost Fair Value HARP 3-Month CPR Fair Value Fixed-Rate $5,810,853 100.0% 3.54% 102.6% 101.2% 6.7% 18.1% $5,879,607 Floating-Rate - - - - - - - - Total/Weighted Avg. $5,810,853 100.0% 3.54% 102.6% 101.2% 6.7% 18.1% $5,879,607 Agency Interest-Only Collateralized Mortgage-Backed Obligations Current Notional Weighted Avg. Weighted Avg. Weighted Avg. Subject to Weighted Avg. Estimated Type Value % Coupon Amortized Cost Fair Value HARP 3-Month CPR Fair Value Interest-Only $6,103,011 85.7% 3.44% 12.6% 13.1% 7.6% 13.2% $799,103 Inverse Interest-Only 1,017,600 14.3% 6.05% 21.1% 19.6% 0.0% 11.6% 199,603 Total/Weighted Avg. $7,120,611 100.0% 3.81% 13.8% 14.0% 6.5% 13.0% $998,706

Unaudited Quarter-Over-Quarter Interest Rate and MBS Spread Sensitivity Assumptions: The interest rate sensitivity and spread sensitivity are based on the portfolios as of September 30, 2013 and June 30, 2013 The interest rate sensitivities are instantaneous parallel shifts in rates The spread sensitivity shifts MBS spreads instantaneously and reflects exposure to MBS basis risk All tables assume no active management of the portfolio Interest Rate Sensitivity As of September 30, 2013 As of June 30, 2013 Interest Rate Change (bps) Estimated Change in Portfolio Market Value Estimated Change as a % of NAV Estimated Change in Portfolio Market Value Estimated Change as a % of NAV -75 0.3% 1.7% 1.1% 8.3% -50 0.2% 1.7% 0.9% 6.6% -25 0.2% 1.2% 0.5% 4.0% 25 -0.3% -1.8% -0.6% -4.3% 50 -0.6% -4.1% -1.2% -9.3% 75 -1.0% -7.0% -1.9% -14.8% MBS Spread Sensitivity As of September 30, 2013 As of June 30, 2013 MBS Spread Shock (bps) Estimated Change in Portfolio Market Value Estimated Change as a % of NAV Estimated Change in Portfolio Market Value Estimated Change as a % of NAV -25 0.8% 5.6% 1.0% 7.9% -15 0.5% 3.5% 0.6% 4.9% -5 0.2% 1.2% 0.2% 1.8% 5 -0.2% -1.2% -0.2% -1.3% 15 -0.5% -3.7% -0.6% -4.6% 25 -0.9% -6.4% -1.0% -8.0%

Commercial Real Estate Overview as of September 30, 2013

Unaudited, dollars in thousands

	Carrying Amount [1]	% of Portfolio	Weighted Average Coupon (WAC)	Weighted Average Yield [2]	Weighted Average LTV[3]	Weighted Average Maturity (WAM)[4]
Senior Debt	$429,229	34%	7.96%	8.24%	67.89%	2.75
Subordinate and Mezzanine Debt	610,330	48%	10.50%	10.46%	73.16%	3.77
Preferred Equity	187,623	15%	10.21%	10.62%	93.50%	7.35
Total Commercial Real Estate Debt and Preferred Equity	**$1,227,182**	**97%**	**9.57%**	**9.70%**	**74.45%**	**3.96**

	Carrying Amount	% of Portfolio	Gross Asset Yield[5]	Net Equity Yield[6]
Real Estate Held for Investment[7]	**$37,154**	**3%**	**6.86%**	**14.13%**
Total	**$1,264,336**	**100%**		

(1) Carry amounts are net of origination fees totaling $4.0 million as of September 30, 2013.
(2) Yields do not include accretion of origination fees.
(3) Based on most recent third party appraisal, which may be prior to loan origination\purchase date.
(4) Maturity dates assume all of the borrowers' extension options are exercised.
(5) Based on GAAP net income, excluding depreciation and amortization expense, utilizing average assets for the quarter ended September 30, 2013.
(6) Based on GAAP net income, excluding depreciation and amortization expense, utilizing average net equity for the quarter ended September 30, 2013.
(7) Does not include $23.3 million of Real Estate Held-for-Sale as of September 30, 2013.

18

Unaudited Last Five Quarters Summary Data (1)Includes Agency mortgage-backed securities, Agency debentures and corporate debt. For the quarters ended September 30, June 30, March 31, December 31, September 30, 2013 2013 2013 2012 2012 Portfolio-Related Data: Total Agency mortgage-backed securities and debentures $83,031,687 $95,793,791 $112,226,950 $126,972,775 $132,533,252 Commercial real estate investments $1,287,606 $1,005,560 - - - Corporate debt $75,988 $61,682 $66,539 $63,944 $64,928 Investment Securities(1) and commercial real estate investments $84,395,281 $96,861,033 $112,293,489 $127,036,719 $132,598,180 Agency mortgage-backed securities and debentures: % Fixed-rate 91% 92% 92% 93% 93% % Adjustable-rate 9% 8% 8% 7% 7% Weighted-average three-month constant prepayment rate (CPR) 13% 16% 18% 19% 20% Net premium and discount balance in Agency MBS portfolio $4,724,045 $5,352,223 $5,367,186 $5,833,988 $5,453,012 Net premium and discount balance as % of stockholder's equity 36.49% 40.35% 35.07% 36.64% 31.91%

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Liabilities, Capital and Hedging Data:					
Total assets	$93,433,157	$102,468,584	$125,501,856	$133,452,295	$141,576,600
Repurchase agreements	$69,211,309	$81,397,335	$100,322,942	$102,785,697	$101,033,146
Convertible Senior Notes	$824,512	$824,229	$824,902	$825,541	$999,749
Mortgages payable	$19,346	$19,361	-	-	-
Participation sold	$14,164	$14,324	-	-	-
Total debt	$70,069,331	$82,255,249	$101,147,844	$103,611,238	$102,032,895
Total liabilities	$80,487,433	$89,205,280	$110,195,487	$117,527,851	$124,485,937
Cumulative redeemable preferred stock	$913,059	$913,059	$913,059	$913,059	$913,059
Common equity(1)	$12,032,665	$12,350,245	$14,393,310	$15,011,385	$16,177,604
Total stockholders' equity	$12,945,724	$13,263,304	$15,306,369	$15,924,444	$17,090,663
Weighted average days to maturity of interest-bearing liabilities	204	196	202	197	220
Weighted average rate on repurchase agreements	0.63%	0.64%	0.59%	0.63%	0.61%
Total debt to total stockholders' equity(2)	5.4x	6.2x	6.6x	6.5x	6.0x
Capital ratio(3)	13.9%	12.9%	12.2%	11.9%	12.1%
Net capital ratio(4)	14.8%	13.3%	13.0%	12.3%	12.4%
Common stock book value per share	$12.70	$13.03	$15.19	$15.85	$16.60
Total common stock shares outstanding	947,305	947,483	947,293	947,213	974,800
Interest rate swaps:					
Notional amount of interest rate swaps and swaptions as a % of Investment Securities(5)	74%	56%	46%	40%	38%
Weighted average pay rate on interest swaps	2.06%	2.05%	2.08%	2.21%	2.23%
Weighted average receive rate on interest swaps	0.21%	0.22%	0.23%	0.24%	0.27%
Weighted average net rate on interest swaps	1.85%	1.83%	1.85%	1.97%	1.96%

(1) Includes common stock, additional paid-in capital, accumulated other comprehensive income (loss) and accumulated deficit.
(2) Leverage includes non-recourse loan participation and mortgages payable.
(3) Total stockholders' equity divided by total assets.
(4) Total stockholders' equity divided by total assets less the net balances of U.S. Treasury securities and U.S. Treasury securities sold, not yet purchased, reverse repurchase agreements and repurchase agreements, and securities borrowed and securities loaned.
(5) Investment Securities include Agency mortgage-backed securities, Agency debentures and corporate debt.

20

Last Five Quarters Summary Data (cont'd)

Unaudited, dollars in thousands except per share amounts

	For the quarters ended				
	September 30, 2013	June 30, 2013	March 31, 2013	December 31, 2012	September 30, 2012
Performance-Related Data:					
Total interest income	$697,160	$712,936	$737,217	$756,661	$761,265
Total economic interest expense[(1)]	$373,385	$376,982	$403,066	$413,646	$406,165
Economic net interest income[(1)]	$323,775	$335,954	$334,151	$343,015	$355,100
GAAP net income (loss)	$192,458	$1,638,213	$870,278	$700,495	$224,758
GAAP net income (loss) available (related) to common shareholders	$174,466	$1,620,221	$852,286	$680,778	$215,391
GAAP earnings per common share	$0.18	$1.71	$0.90	$0.70	$0.22
Core earnings (loss)[(2)]	$282,292	$294,158	$296,403	$335,089	$306,306
Core earnings (loss) available (related) to common shareholders[(2)]	$264,300	$276,166	$278,411	$315,372	$296,939
Core earnings per common share[(2)]	$0.28	$0.29	$0.29	$0.32	$0.30
Dividends declared per common share	$0.35	$0.40	$0.45	$0.45	$0.50
Total common and preferred dividends declared	$349,549	$396,888	$444,165	$451,870	$496,606
Annualized GAAP return on average equity	5.87%	45.87%	22.29%	16.97%	5.39%
Annualized core return on average equity[(2)]	8.62%	8.24%	7.59%	8.12%	7.34%
Annualized core return on average equity[(2)] per unit of leverage	1.59%	1.33%	1.15%	1.25%	1.23%
Annualized interest rate spread during the quarter:					
Annualized yield on average interest-earning assets	2.82%	2.51%	2.37%	2.45%	2.54%
Annualized cost of funds on average interest-bearing liabilities	1.81%	1.53%	1.46%	1.50%	1.52%
Annualized interest rate spread	1.01%	0.98%	0.91%	0.95%	1.02%

(1) Includes realized gains (losses) on interest rate swaps.
(2) Core earnings excludes net gains (losses) on trading assets and disposal of investments, unrealized gains (losses) on interest rate swaps and Agency interest-only mortgage-backed securities, realized gains (losses) on termination of interest rate swaps, net loss on extinguishment of the 4% Convertible Senior Notes, impairment of goodwill and loss on previously held equity interest in CreXus Investment Corp.

21